UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 3, 2009
REINSURANCE GROUP OF AMERICA, INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Missouri (State or other jurisdiction of incorporation)	1-11848 (Commission File Number)	43-1627032 (IRS Employer Identification Number)
1370 Timberlake Manor Parkway, Chesterfield, Missouri 63017
(Address of principal executive offices)
Registrant’s telephone number, including area code: (636) 736-7000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On November 3, 2009, Reinsurance Group of America, Incorporated (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Barclays Capital Inc. and UBS Securities LLC, as Representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $400,000,000 aggregate principal amount of its 6.45% Senior Notes due November 15, 2019 (the “Notes”). The public offering price of the Notes was 99.83% of the principal amount. The Company expects net proceeds (before expenses) of approximately $396.7 million and to use the proceeds for general corporate purposes.
This offering is being made pursuant to the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-156052) and a related prospectus supplement, each filed with the Securities and Exchange Commission.
The Underwriting Agreement includes customary representations, warranties and covenants by the Company. Under the terms of the Underwriting Agreement, the Company has agreed to indemnify the Underwriters against certain liabilities. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such document, a copy of which is attached to this Current Report on Form 8-K as Exhibit 1.1.
The opinions of the Company’s counsel as to the legality of the Notes and as to certain tax matters are filed as Exhibit 5.1 and Exhibit 8.1, respectively, to this Form 8-K.
The Underwriters and/or their affiliates have provided and in the future may provide investment banking, commercial banking, advisory, reinsurance and/or other financial services to the Company and its affiliates from time to time for which they have received and in the future may receive customary fees and expenses and may have entered into and in the future may enter into other transactions with the Company.
Item 8.01. Other Events
On November 3, 2009, the Company issued a press release announcing the pricing of the offering. A copy of that press release is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
See Exhibit Index.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REINSURANCE GROUP OF AMERICA, INCORPORATED
Date: November 4, 2009	By:	/s/ Todd C. Larson
Todd C. Larson
Executive Vice President — Corporate Finance and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Underwriting Agreement dated November 3, 2009, by and among the Company and Barclays Capital, Inc. and UBS Securities LLC, as representatives of several underwriters named therein.

5.1	Legal Opinion of Bryan Cave LLP.

8.1	Tax Opinion of Bryan Cave LLP.

24.1	Consent of Bryan Cave LLP (included in Exhibits 5.1 and 8.1 above).

99.1	Press Release, dated November 3, 2009, announcing the pricing and offering of the Notes.

4